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                                AMENDMENT NO. 2 TO THE
                 ARM FINANCIAL GROUP, INC. 1997 EQUITY INCENTIVE PLAN

     WHEREAS, ARM Financial Group, Inc., a Delaware corporation (the "Company"), has adopted the ARM Financial Group, Inc. 1997 Equity Incentive Plan (the "Plan"; terms used herein without definition shall have the meanings ascribed to them as set forth in the Plan);

     WHEREAS, Section 17 of the Plan permits the Compensation Committee of the Board of Directors of the Company to amend the Plan at any time and from time to time in whole or in part; and

     WHEREAS, the Compensation Committee desires to amend the Plan in the manner set forth below.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Paragraph (a) under the definition of "CHANGE IN CONTROL" in Section 2 of the Plan is hereby amended in its entirety to read as follows:

          (a) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates (collectively, an "ACQUIRING PERSON"), shall become the Beneficial Owner of fifty-one percent (51%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company; PROVIDED, HOWEVER, that for purposes of Stock Options granted under the Plan prior to February 22, 1999, a Change in Control under this Section 2(a) shall have occurred when an Acquiring Person shall become the Beneficial Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company;

     2. The definition of "MORGAN STANLEY" in Section 2 of the Plan is hereby deleted in its entirety.

     3. The definition of "MSCP FUNDS" in Section 2 of the Plan is hereby deleted in its entirety.

     4. The definition of "MSLEF II" in Section 2 of the Plan is hereby deleted in its entirety.

     5. Except as set forth herein, the Plan is hereby ratified and confirmed in all respects.

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     IN WITNESS WHEREOF, this Amendment No. 2 to the ARM Financial Group, Inc.
1997 Equity Incentive Plan has been executed as of the 22nd day of February, 1999.


                                   ARM FINANCIAL GROUP, INC.


                                   By:    /s/ Martin H. Ruby
                                          ------------------------------------
                                   Name:  Martin H. Ruby
                                   Title: Chairman and Chief Executive Officer

ATTESTED TO:


By:    /s/ Patricia L. Tackett
       -----------------------
Name:  Patricia L. Tackett
Title: Secretary